Earnings (Loss) Per Common Share	12 Months Ended
Dec. 31, 2025
Forge Nano, Inc.
Earnings (Loss) Per Common Share
Earnings (Loss) Per Common Share

21.Earnings (Loss) Per Common Share

Basic net loss per share is computed by dividing the net loss by the weighted-average number of shares of common stock outstanding during the period. Diluted earnings per share adjusts basic earnings per share for the potentially dilutive impact of stock options. As the Company has reported a loss for the years ended December 31, 2025 and 2024, potentially dilutive securities are antidilutive and accordingly, basic net loss per share equals diluted net loss per share.

The following table sets forth the computation of basic and diluted loss per share for the years ended December 31, 2025 and December 31, 2024:

	2025	2024
Numerator:
Net Loss	$(43,174)	$(26,984)
Denominator:
Weighted average common shares outstanding	1,545,163	1,524,640
Denominator for basic and diluted loss per share	1,545,163	1,524,640
Basic and diluted loss per share	$(27.94)	$(17.70)

Basic and diluted earnings per share was the same for each period presented as the inclusion of all potential Common Stock outstanding would have been anti-dilutive.

Per ASC 260, shares issuable for little to no consideration (“Penny Warrants”) should be included in the number of outstanding shares used for Basic EPS. As of December 31, 2025 and 2024, the Company included 65,430 warrants in the denominator of Basic EPS since the exercise price was $0.01 per share thus are considered Penny Warrants.

The following table presents the potential common stock outstanding that was excluded from the computation of diluted net loss per share of common stock as of the periods presented because including them would have been antidilutive:

	2025	2024
Warrants	247,697	273,869
Restricted shares	5,526	3,737
Options	455,551	375,480
	708,774	653,086